Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Aykut Ferah, Chief Executive officer and Chief Financial Officer of TurkPower Corporation., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
the annual report on Form 10-K of TurkPower Corporation for the period ended May 31, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of TurkPower Corporation.

Dated: August 29, 2011
/s/ Aykut Ferah
	Name:	Aykut Ferah
	Title:	Chief Executive Officer and Chief Financial Officer
(principal executive and financial officer)